EXHIBIT 10.2

ADDENDUM to the CAMPUSCARE® SUPPORT AGREEMENT BETWEEN

CAMPUS MANAGEMENT CORP. AND

BRIDGEPOINT EDUCATION, INC.

Purpose of Addendum: Convert Licensed Programs to CampusNexusTM Suite

This Addendum, effective upon the mutual execution by the parties hereunder, is incorporated into and made a part of the CampusCare Support Agreement (the “CampusCare Agreement”) between Campus Management Corp. (“CMC”) and Bridgepoint Education, Inc. (“Customer”), dated as of February 15, 2005, as amended. All capitalized terms not otherwise defined herein shall have the meaning set forth in the CampusCare Agreement. The CampusCare Agreement shall be amended, as follows:

1.
Contemporaneously with this Addendum, Customer is executing the Addendum to the License Agreement in order to convert the Licensed Programs previously licensed by Customer (“Legacy Licensed Program”) to the new Licensed Program, CampusNexus Suite, for [***] ASRs and Users. Accordingly, Customer shall receive CampusCare Support for the CampusNexus Suite pursuant the CampusCare Agreement.

This Addendum is deemed effective upon acceptance at CMC’s principal offices. Except as expressly stated herein, all other terms of the CampusCare Agreement, as amended, remain unchanged and in full force and effect.

BRIDGEPOINT EDUCATION, INC.		CAMPUS MANAGEMENT CORP.

By:	/s/ Daniel Devine	By:	/s/ Anders Nessen

Print:	Daniel Devine	Print:	Anders Nessen

Title:	CFO	Title:	CFO

Date:	4/1/14	Date:	4/1/14

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

Add CCare                        Page 1 of 1                            Confidential
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